INCOME TAXES - Reconciliation of the effective tax rate and the statutory income tax rate applicable to PRC operations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Reconciliation of the effective tax rate and the statutory income tax rate
(Loss) before income tax	$ (78,359)	$ (16,724)	$ (28,081)
Income tax expense computed at an applicable tax rate of 25%	(19,592)	(4,093)	(7,020)
Impairment loss on goodwill	4,789		2,114
Non-deductible expense from transfer from discontinued operations	2,395
Permanent differences	(134)	5,616	866
Effect of income tax rate difference in other jurisdictions	1,621	679	1,202
Change in valuation allowance	11,750	644	1,403
Income tax expense net	$ 829	$ 2,846	$ (1,435)
Unified income tax rate	25.00%